UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 6, 2004

(Date of earliest event reported)

Evergreen Resources, Inc.

(Exact name of registrant as specified in charter)

Colorado	0-13171	84-0834147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 17th Street, Suite 1200

Denver, Colorado 80202

(Address of principal executive offices)

(Zip code)

(303) 298-8100

(Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated May 6, 2004

99.2	Transcript of May 7, 2004 conference call

Item 12.  Results of Operations and Financial Condition.

On May 6, 2004, Evergreen Resources, Inc. issued a press release regarding its financial results for its first quarter ended March 31, 2004.  A copy of this press release is attached as Exhibit 99.1.

On May 7, 2004, Evergreen Resources, Inc. held a conference call to discuss its financial results for its first quarter ended March 31, 2004.  A transcript of the conference call is attached as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen Resources, Inc.

	By:	/s/ Kevin R. Collins
Kevin R. Collins
Executive Vice President – Finance,
Chief Financial Officer, Secretary and Treasurer

Date: June 7, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 6, 2004

99.2	Transcript of May 7, 2004 Conference Call